UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-10467

Causeway Capital Management Trust

(Exact name of registrant as specified in charter)

11111 Santa Monica Boulevard, 15th Floor

c/o Causeway Capital Management LLC

Los Angeles, CA 90025

(Address of principal executive offices) (Zip code)

The Corporation Trust Company

Corporation Trust Center

1209 Orange Street

Wilmington DE, 19801

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-866-947-7000

Date of fiscal year end: September 30, 2020

Date of reporting period: March 31, 2020

Item 1.	Reports to Stockholders.

The registrant’s schedules as of the close of the reporting period, pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Act”) (17 CFS §270.30e-1), are attached hereto.

LETTER TO SHAREHOLDERS

For the six months ended March 31, 2020, Causeway International Value Fund’s (the “Fund’s”) Institutional Class returned -24.30% and Investor Class returned -24.35% compared to the MSCI EAFE Index (Gross) (“Index”) return of -16.37%. Since the Fund’s inception on October 26, 2001, its average annual total returns are 4.81% for the Institutional Class and 4.57% for the Investor Class compared to the Index’s average annual total return of 4.93%. As of March 31, 2020, the Fund had net assets of $4.67 billion.

Performance Review

The fourth quarter of 2019’s rising equity markets capped a calendar year of surging stock prices, as central banks, attempting to prolong economic expansion, implemented increasingly accommodative monetary policies. However, this trend sharply reversed in the first quarter of 2020, as global equities tumbled and market volatility spiked to levels last seen during the 2008 Global Financial Crisis (“GFC”) amid great uncertainty over COVID-19’s economic consequences. With large parts of the global economy shuttered, the question of COVID-19’s impact on economic growth shifted from whether it would spark a recession to how long the downturn will last. Central banks and governments began unleashing unprecedented levels of stimulus to shore up economies and target aid to areas most vulnerable to weakened demand. The U.S. Federal Reserve committed to purchase as many government bonds as necessary to ensure ample liquidity in financial markets and keep government borrowing costs low. The U.S.’s $2.2 trillion stimulus package to support the economy should help industries most affected. But we anticipate additional measures will be needed to offset some of the effects of the economic shock, as millions of Americans applied for jobless benefits and a greater than 10% unemployment rate appears likely in the short term. Fiscal policy responses in Europe–such as in Germany and France and in the UK–included paying a dominant portion of workers’ wages during the shutdown to help companies avoid layoffs. The European Central Bank and Bank of England have also committed to using monetary policy tools at their disposal to provide liquidity for the duration of the crisis, including additional asset purchases. Low interest rates globally will only partially offset widened credit spreads, and less credit-worthy borrowers are paying a premium to refinance their debt. We expect this repricing of risky debt to accelerate. The existence of widespread diagnostic testing of COVID-19 will pave the way for people to congregate with confidence, a prerequisite for a sustained economic recovery. For the six month period, the best performing markets in our investable universe included Denmark, China, New Zealand, Switzerland, and Portugal. The biggest laggards included Austria, Belgium, Australia, Norway, and Spain. The best performing sectors in the Index were health care, information technology, and utilities, while energy, financials, and real estate were the worst performing Index sectors.

Fund holdings in the energy, capital goods, materials, and transportation industry groups, along with an overweight position in the banks industry group, detracted most from the Fund’s performance relative to the Index. Holdings in the technology hardware & equipment and media & entertainment industry groups, as well as underweight positions in the real estate, consumer services, and retailing industry groups, offset some of the underperformance. The biggest detractor from absolute return was jet engine manufacturer, Rolls-Royce Holdings Plc (United Kingdom). Other notable detractors included automobile manufacturer, Volkswagen AG (Germany), oil & natural gas producer, Ovintiv (Canada), diversified chemicals manufacturer, BASF SE (Germany), and banking & financial services company, UniCredit S.p.A. (Italy). The largest contributor to absolute return was pharmaceuticals & biotechnology company, Roche

2	Causeway International Value Fund

Holding AG (Switzerland). Additional top contributors included telecommunication services provider, KDDI Corp. (Japan), banking & financial services company, Lloyds Banking Group Plc (United Kingdom), payment terminal provider, Ingenico Group SA (France), and utilities provider, SSE Plc (United Kingdom).

Significant Portfolio Changes

The largest decreases included full sales of energy supermajor Royal Dutch Shell Plc (United Kingdom), telecommunication services provider, KDDI Corp. (Japan), and major passenger railway operator, East Japan Railway Co. (Japan), as well as a reduced exposure to crude oil & natural gas company, BP Plc (United Kingdom) and life insurer, Prudential Plc (United Kingdom). Significant purchases included new additions: luxury goods manufacturer, Compagnie Financiere Richemont (Switzerland) and electronic components manufacturer, Murata Manufacturing Co. Ltd. (Japan), as well as increased exposure to semiconductor company, Infineon Technologies AG (Germany), print & publishing company, RELX Plc (United Kingdom), and industrial conglomerate, Siemens AG (Germany).

Fund exposures to currencies, industries, and countries are largely a by-product of our bottom-up stock selection process. However, the initiation of an oil price war between Saudi Arabia and Russia concurrent with the COVID-19 slowdown has led to a rare two-pronged supply and demand shock for the energy industry and oil and gas producing countries globally. In the short term, the financial stability of many companies in the energy production and services industries in several countries will be threatened. We reduced the Fund’s exposure to the energy industry group as a result. The Fund’s weights relative to the Index in the capital goods, technology hardware & equipment, and commercial & professional services industry groups increased the most relative to the beginning of the period, while relative weights in the energy, telecommunication services, and insurance industry groups were the greatest decreases. As of March 31, 2020, the three largest industry group exposures from an absolute perspective for the Fund were to the capital goods, banks, and pharmaceuticals & biotechnology industry groups. From a regional perspective, the most notable weight changes relative to the Index included higher exposures to Germany, Switzerland, and France. The most significantly reduced relative country weights included the United Kingdom, Japan, and Canada.

Investment Outlook

Investors appear to be exhibiting herding behavior in the current market environment–likely accentuated by the rise of factor investing–selling off swaths of stocks in various industries with little regard for companies’ valuations. In our view, volatility and indiscriminate selling can provide rare investment opportunities; we seek to purchase into other investors’ fear, in anticipation of the inevitable economic and market recovery. We are taking advantage of the current conditions by opportunistically buying industry-leading companies in some of the hardest hit areas of the markets that we believe have mistakenly been priced for permanent demand destruction. These include industrials (transportation, capital goods, and especially aerospace), consumer discretionary (travel & tourism, automotive, and retail), and financials (banks and insurance). When the recovery inevitably comes, which we believe will happen, the market should be led by cyclicals, at least if past drawdowns are any indication. Some hallmarks of our economically exposed portfolio companies are strong balance sheets, abundant cash flows, and excellent management teams that should enable these companies to weather near-term challenges and remain well-positioned for a rebound in demand. We believe we are buying some of the

Causeway International Value Fund	3

world’s best-managed banks at sizable discounts to their tangible book values. Economic disruption brings the strongest banks more profitable credit and lending opportunities. While several US and European bank stocks already discount a severe recession, banks are better capitalized than at any point since the GFC. Industrials stocks, notably those with exposure to aviation, are trading at deep recession levels. We believe some of these stocks hold more upside potential in the next two years than we have observed since 2008. With more buying opportunities than capital to invest, we are funding purchases with sales of stocks that we believe exhibit lower risk-adjusted return potential. These include stocks that may face longer-term structural challenges (such as those in the energy sector) or those in defensive areas of the market that have outperformed, like utilities and communication services. Amid the demand contraction, many companies are conserving cash and some are suspending dividend payments until the crisis abates. Despite the delay in income, we believe our portfolio companies should have the financial flexibility to withstand a multi-quarter sharp reduction in revenues, then resume growth. Several of the most promising of these beaten down stocks trade at historically low single digit price-to-earnings multiples, implying the potential for significant recoveries in their share prices over time.

We thank you for your continued confidence in Causeway International Value Fund.

March 31, 2020

Harry W. Hartford	Sarah H. Ketterer	James A. Doyle
Portfolio Manager	Portfolio Manager	Portfolio Manager

Jonathan P. Eng	Conor Muldoon	Steven Nguyen
Portfolio Manager	Portfolio Manager	Portfolio Manager

Alessandro Valentini	Ellen Lee
Portfolio Manager	Portfolio Manager

The above commentary expresses the portfolio managers’ views as of the date shown and should not be relied upon by the reader as research or investment advice. These views are subject to change. There is no guarantee that any forecasts made will come to pass.

4	Causeway International Value Fund

Holdings are subject to change. Current and future holdings are subject to risk. Securities mentioned do not make up the entire portfolio and, in the aggregate, may represent a small percentage of the portfolio.

Investing involves risk including loss of principal. In addition to the normal risks associated with investing, international investments may involve risk of capital loss from unfavorable fluctuation in currency values, from differences in generally accepted accounting principles or from economic or political instability in other nations. Emerging markets involve heightened risks related to the same factors as well as increased volatility and lower trading volume. Diversification does not prevent all investment losses.

A company may reduce or eliminate its dividend, causing losses to the Fund.

Causeway International Value Fund	5

March 31, 2020
	One Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized 10 Year Return	Annualized Inception to Date*
Institutional Class	-25.96%	-7.78%	-4.61%	1.46%	4.81%
Investor Class	-26.13%	-7.98%	-4.82%	1.23%	4.57%
MSCI EAFE Index (Gross)	-13.92%	-1.33%	-0.13%	3.20%	4.93%

*	Inception is October 26, 2001.

The performance data represents past performance and is not an indication of future results. Investment return and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth less than their original cost and current performance may be higher or lower than the performance quoted. For performance data current to the most recent month end, please call 1-866-947-7000 or visit www.causewayfunds.com. Investment performance reflects contractual fee waivers in effect during certain periods. In the absence of such fee waivers, total return would have been reduced. Total returns assume reinvestment of dividends and capital gains distributions at net asset value when paid. Investor Class shares pay a shareholder service fee of up to 0.25% per annum of average daily net assets. Institutional Class shares pay no shareholder service fee. Pursuant to the current January 28, 2020 prospectus, the Fund’s expense ratios were 0.90% and 1.15% for the Institutional Class and Investor Class, respectively. For more information, please see the prospectus.

The MSCI EAFE Index (Gross) is a free float-adjusted market capitalization weighted index, designed to measure developed market equity performance excluding the U.S. and Canada, consisting of 21 stock markets in Europe, Australasia and the Far East. The Index is gross of withholding taxes and assumes reinvestment of dividends and capital gains. The Index does not reflect the payment of transaction costs, fees and expenses associated with an investment in the Fund. It is not possible to invest directly in an index. There are special risks in foreign investing (please see Note 5 in the Notes to Financial Statements).

MSCI has not approved, reviewed or produced this report, makes no express or implied warranties or representations, and is not liable whatsoever for any data in this report. You may not redistribute the MSCI data or use it as a basis for other indices or investment products.

6	Causeway International Value Fund

SCHEDULE OF INVESTMENTS (000)*

March 31, 2020 (Unaudited)

Causeway International Value Fund	Number of Shares	Value

COMMON STOCK

Canada — 1.7%

Canadian Imperial Bank of Commerce	602,361	$35,098

Manulife Financial Corp.	3,475,913	43,644

Ovintiv Inc.	765,413	2,099

		80,841

China — 6.1%

Baidu Inc.[1]	1,120,240	112,909

Beijing Capital International Airport Co.Ltd., Class H	32,818,000	20,828

China Merchants Port Holdings Co. Ltd.	4,287,091	4,870

China Mobile Ltd.	16,911,647	126,741

Sinopharm Group Co. Ltd., Class H	9,421,836	20,876

		286,224

Finland — 0.0%

Wartsila OYJ Abp	189,098	1,381

France — 7.3%

Air France-KLM[1]	7,063,578	39,289

BNP Paribas SA	2,930,428	85,555

Carrefour SA	3,831,470	60,745

Danone SA	1,143,587	73,188

Safran SA	44,169	3,913

Total SA	1,925,635	72,556

Vinci SA	63,889	5,220

		340,466

Germany — 18.0%

Allianz SE	158,828	27,048

BASF SE	3,556,640	166,244

Bayer AG	1,576,266	90,318

Deutsche Post AG	4,021,424	107,809

Infineon Technologies AG	5,147,562	74,309

Linde PLC	663,037	114,996

The accompanying notes are an integral part of the financial statements.

Causeway International Value Fund	7

SCHEDULE OF INVESTMENTS (000)* (continued)

March 31, 2020 (Unaudited)

Causeway International Value Fund	Number of Shares	Value

Germany — (continued)

RWE AG	784,078	$20,505

SAP SE	961,091	107,304

Siemens AG	1,580,329	132,329

		840,862

Ireland — 1.8%

Ryanair Holdings PLC ADR[1]	1,540,332	81,776

Italy — 3.1%

UniCredit SpA	18,805,516	145,490

Japan — 11.3%

Coca-Cola Bottlers Japan Holdings Inc.	175,600	3,604

Fanuc Corp.	1,101,200	147,149

Komatsu Ltd.	2,576,100	41,690

Murata Manufacturing Co. Ltd.	1,488,800	74,015

Sompo Holdings Inc.	1,097,400	33,826

Sumitomo Mitsui Financial Group Inc.	2,754,000	66,904

Takeda Pharmaceutical Co. Ltd.	5,185,000	157,874

		525,062

Mexico — 0.3%

Grupo Financiero Banorte SAB de CV, Class O	5,724,668	15,686

Netherlands — 3.1%

Akzo Nobel NV	1,292,796	85,026

ING Groep NV	11,721,721	60,063

		145,089

South Korea — 4.7%

Samsung Electronics Co. Ltd.	3,620,334	140,764

SK Telecom Co. Ltd.	531,754	77,341

		218,105

The accompanying notes are an integral part of the financial statements.

8	Causeway International Value Fund

SCHEDULE OF INVESTMENTS (000)* (continued)

March 31, 2020 (Unaudited)

Causeway International Value Fund	Number of Shares	Value

Spain — 1.9%

Banco Bilbao Vizcaya Argentaria SA	15,816,693	$48,977

CaixaBank SA	22,350,449	41,362

		90,339

Sweden — 0.4%

Swedbank AB	1,539,674	16,981

Switzerland — 10.0%

ABB Ltd.	8,460,779	147,057

Aryzta AG1	20,541,396	7,253

Cie Financiere Richemont SA	1,686,252	90,137

Novartis AG	1,730,191	142,739

Roche Holding AG	243,967	78,494

		465,680

United Kingdom — 20.6%

AstraZeneca PLC	945,919	84,280

Aviva PLC	15,703,530	51,629

Balfour Beatty PLC	21,087,928	55,959

Barclays PLC	92,403,325	105,010

BP PLC	8,980,641	36,829

British American Tobacco PLC	3,948,481	134,506

Coca-Cola European Partners PLC	515,261	19,338

Compass Group PLC	1,443,125	22,484

Diageo PLC	25,217	800

International Consolidated Airlines Group SA	1,033,408	2,684

Johnson Matthey PLC	1,506,599	33,197

Micro Focus International PLC	3,614,968	17,838

Prudential PLC	5,226,257	65,484

RELX PLC	4,018,575	85,766

Rio Tinto PLC	469,659	21,530

Rolls-Royce Group PLC[1]	20,749,334	87,696

SSE PLC	2,653,440	42,638

Vodafone Group PLC	63,819,977	88,291

The accompanying notes are an integral part of the financial statements.

Causeway International Value Fund	9

SCHEDULE OF INVESTMENTS (000)* (continued)

March 31, 2020 (Unaudited)

Causeway International Value Fund	Number of Shares	Value

United Kingdom — (continued)

WH Smith PLC	488,961	$6,868

		962,827

Total Common Stock

(Cost $5,942,847) — 90.3%		4,216,809

PREFERRED STOCK

Germany — 3.9%

Volkswagen AG‡	1,590,260	183,193

Total Preferred Stock

(Cost $247,261) — 3.9%		183,193

SHORT-TERM INVESTMENT

Invesco Short-Term Investment Trust: Government & Agency Portfolio, Institutional Class, 0.250%**	163,319,967	163,320

Total Short-Term Investment

(Cost $163,320) — 3.5%		163,320

Total Investments — 97.7%

(Cost $6,353,428)		4,563,322

Other Assets in Excess of Liabilities — 2.3%		106,299

Net Assets — 100.0%		$4,669,621

*	Except for share data.
**	The rate reported is the 7-day effective yield as of March 31, 2020.
1	Non-income producing security.
‡	There is currently no rate available.
ADR	American Depositary Receipt

The accompanying notes are an integral part of the financial statements.

10	Causeway International Value Fund

SCHEDULE OF INVESTMENTS (000) (concluded)

March 31, 2020 (Unaudited)

The table below sets forth information about the Levels within the fair value hierarchy at which the Fund’s investments are measured at March 31, 2020:

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock
Canada	$80,841	$—	$—	$80,841
China	112,909	173,315	—	286,224
Finland	—	1,381	—	1,381
France	—	340,466	—	340,466
Germany	—	840,862	—	840,862
Ireland	81,776	—	—	81,776
Italy	—	145,490	—	145,490
Japan	—	525,062	—	525,062
Mexico	15,686	—	—	15,686
Netherlands	—	145,089	—	145,089
South Korea	—	218,105	—	218,105
Spain	—	90,339	—	90,339
Sweden	—	16,981	—	16,981
Switzerland	—	465,680	—	465,680
United Kingdom	19,338	943,489	—	962,827

Total Common Stock	310,550	3,906,259	—	4,216,809

Preferred Stock	—	183,193	—	183,193

Short-Term Investment	163,320	—	—	163,320

Total Investments in Securities	$473,870	$4,089,452	$—	$4,563,322

For the six month period ended March 31, 2020, there were no transfers in or out of Level 3.

For more information on valuation inputs, see Note 2 in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

Causeway International Value Fund	11

SECTOR DIVERSIFICATION

As of March 31, 2020, the sector diversification was as follows (Unaudited):

Causeway International Value Fund	Common Stock	Preferred Stock	% of Net Assets

Industrials	20.5%	0.0%	20.5%

Financials	17.3	0.0	17.3

Health Care	12.4	0.0	12.4

Materials	9.2	0.0	9.2

Information Technology	8.9	0.0	8.9

Communication Services	8.7	0.0	8.7

Consumer Discretionary	3.1	3.9	7.0

Consumer Staples	6.5	0.0	6.5

Energy	2.4	0.0	2.4

Utilities	1.3	0.0	1.3

Total	90.3	3.9	94.2

Short-Term Investment			3.5

Other Assets in Excess of Liabilities			2.3

Net Assets			100.0%

The accompanying notes are an integral part of the financial statements.

12	Causeway International Value Fund

STATEMENT OF ASSETS AND LIABILITIES (000)*

(Unaudited)

CAUSEWAY INTERNATIONAL VALUE FUND

3/31/20
ASSETS:
Investments at Value (Cost $6,353,428)	$4,563,322
Receivable for Fund Shares Sold	68,524
Receivable for Investment Securities Sold	37,152
Receivable for Tax Reclaims	36,045
Receivable for Dividends	29,946
Unrealized Appreciation on Spot Foreign Currency Contracts	23
Prepaid Expenses	132

Total Assets	4,735,144

LIABILITIES:
Payable for Investment Securities Purchased	44,645
Payable for Fund Shares Redeemed	15,868
Payable Due to Adviser	3,317
Payable Due to Administrator	130
Payable for Trustees’ Fees	101
Payable for Shareholder Service Fees — Investor Class	91
Payable Due to Transfer Agent	14
Other Accrued Expenses	1,357

Total Liabilities	65,523

Net Assets	$4,669,621

NET ASSETS:
Paid-in Capital (unlimited authorization — no par value)	$6,886,108
Total Distributable Loss	(2,216,487)

Net Assets	$4,669,621

Net Asset Value Per Share (based on net assets of $4,300,626,657 ÷ 404,935,400 shares) — Institutional Class	$10.62

Net Asset Value Per Share (based on net assets of $368,994,125 ÷ 35,010,392 shares) — Investor Class	$10.54

*	Except for Net Asset Value Per Share data.

The accompanying notes are an integral part of the financial statements.

Causeway International Value Fund	13

STATEMENT OF OPERATIONS (000)

(Unaudited)

CAUSEWAY INTERNATIONAL VALUE FUND

10/01/19 to 3/31/20
INVESTMENT INCOME:
Dividend Income (net of foreign taxes withheld of $7,103)	$77,638

Total Investment Income	77,638

EXPENSES:
Investment Advisory Fees	25,846
Administration Fees	937
Shareholder Service Fees — Investor Class	691
Transfer Agent Fees	587
Custodian Fees	378
Professional Fees	217
Printing Fees	201
Trustees’ Fees	135
Registration Fees	52
Pricing Fees	8
Other Fees	134

Total Expenses	29,186

Net Expenses	29,186

Net Investment Income	48,452

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions:
Net Realized Loss on Investments	(398,636)
Net Realized Loss from Foreign Currency Transactions	(420)
Net Change in Unrealized Depreciation on Investments	(1,074,390)
Net Change in Unrealized Appreciation on Foreign Currency and Translation of Other Assets and Liabilities Denominated in Foreign Currency	541

Net Realized and Unrealized Loss on Investments and Foreign Currency Transactions	(1,472,905)

Net Decrease in Net Assets Resulting from Operations	$(1,424,453)

The accompanying notes are an integral part of the financial statements.

14	Causeway International Value Fund

STATEMENTS OF CHANGES IN NET ASSETS (000)

	CAUSEWAY INTERNATIONAL VALUE FUND

	10/01/19 to 3/31/20 (Unaudited)	10/01/18 to 9/30/19
OPERATIONS:
Net Investment Income	$48,452	$223,022
Net Realized Gain (Loss) on Investments	(398,636)	128,003
Net Realized Loss from Foreign Currency Transactions	(420)	(1,537)
Net Change in Unrealized Depreciation on Investments	(1,074,390)	(1,008,502)
Net Change in Unrealized Appreciation (Depreciation) on Foreign Currency and Translation of Other Assets and Liabilities Denominated in Foreign Currency	541	(469)

Net Decrease in Net Assets Resulting From Operations	(1,424,453)	(659,483)

DISTRIBUTIONS:
Institutional Class	(284,073)	(221,823)
Investor Class	(27,749)	(20,640)

Total Distributions to Shareholders	(311,822)	(242,463)

Net Decrease in Net Assets Derived from Capital Share Transactions(1)	(105,380)	(1,062,586)
Redemption Fees(2)	—	371

Total Decrease in Net Assets	(1,841,655)	(1,964,161)

NET ASSETS:
Beginning of Period	6,511,276	8,475,437

End of Period	$4,669,621	$6,511,276

(1)	See Note 7 in Notes to Financial Statements.
(2)	See Note 2 in Notes to Financial Statements.

Amounts designated as “—“ are $0 or round to $0.

The accompanying notes are an integral part of the financial statements.

Causeway International Value Fund	15

FINANCIAL HIGHLIGHTS

For the Six Months Ended March 31, 2020 (Unaudited) and the Fiscal Years Ended September 30,

For a Share Outstanding Throughout the Period or Fiscal Years

	Net Asset Value, Beginning of Period ($)	Net Investment Income ($)†	Net Realized and Unrealized Gain (Loss) on Investments ($)	Total from Operations ($)	Dividends from Net Investment Income ($)	Distributions from Capital Gains ($)	Total Dividends and Distributions ($)	Redemption Fees ($)
CAUSEWAY INTERNATIONAL VALUE FUND
Institutional
2020(1)	14.68	0.11	(3.44)	(3.33)	(0.50)	(0.23)	(0.73)	—
2019	16.53	0.47	(1.84)	(1.37)	(0.37)	(0.11)	(0.48)	—	(3)
2018	16.78	0.37	(0.30)	0.07	(0.32)	—	(0.32)	—	(3)
2017	14.08	0.32	2.65	2.97	(0.27)	—	(0.27)	—	(3)
2016	13.96	0.28	0.12 (2)	0.40	(0.28)	—	(0.28)	—	(3)
2015	15.95	0.27	(1.88)	(1.61)	(0.38)	—	(0.38)	—	(3)
Investor
2020(1)	14.55	0.09	(3.41)	(3.32)	(0.46)	(0.23)	(0.69)	—
2019	16.39	0.44	(1.83)	(1.39)	(0.34)	(0.11)	(0.45)	—	(3)
2018	16.64	0.34	(0.29)	0.05	(0.30)	—	(0.30)	—	(3)
2017	13.96	0.28	2.63	2.91	(0.23)	—	(0.23)	—	(3)
2016	13.84	0.25	0.11 (2)	0.36	(0.24)	—	(0.24)	—	(3)
2015	15.81	0.23	(1.86)	(1.63)	(0.34)	—	(0.34)	—	(3)

†	Per share amounts calculated using average shares method.
(1)	All ratios for periods less than one year are annualized. Total returns and portfolio turnover rate are for the period indicated and have not been annualized.
(2)

The amount shown for the year ended September 30, 2016, for a share outstanding throughout the period does not accord with the aggregate net gains on investments for that period because of the sales and repurchase of Fund shares in relation to the fluctuating market value of the investments of the Fund.

(3)	Amount represents less than $0.01 per share (See Note 2 in the Notes to Financial Statements).
(4)

The expense ratio includes a one-time adjustment as a result of a management change in accrual estimate relating to shareholder service fees. Had this adjustment been excluded, the ratios would have been 1.13% and 1.87%, respectively.

Amounts designated as “—” are $0 or round to $0.

The accompanying notes are an integral part of the financial statements.

16	Causeway International Value Fund

Net Asset Value, End of Period ($)	Total Return (%)	Net Assets, End of Period ($000)	Ratio of Expenses to Average Net Assets (%)		Ratio of Net Investment Income to Average Net Assets (%)		Portfolio Turnover Rate (%)

10.62	(24.30)	4,300,627	0.88		1.53		25
14.68	(8.01)	5,896,074	0.90		3.18		36
16.53	0.33	7,791,400	0.88		2.19		30
16.78	21.51	7,475,373	0.89		2.16		35
14.08	2.80	5,592,874	0.91		2.03		41
13.96	(10.26)	5,793,454	0.90		1.76		28

10.54	(24.35)	368,994	1.12		1.18		25
14.55	(8.26)	615,202	1.14		3.02		36
16.39	0.22	684,037	0.98	(4)	2.03	(4)	30
16.64	21.22	790,147	1.14		1.90		35
13.96	2.56	709,861	1.16		1.82		41
13.84	(10.46)	839,582	1.15		1.48		28

The accompanying notes are an integral part of the financial statements.

Causeway International Value Fund	17

NOTES TO FINANCIAL STATEMENTS (Unaudited)

1.	Organization

Causeway International Value Fund (the “Fund”) is a series of Causeway Capital Management Trust (the “Trust”). The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”) and is a Delaware statutory trust that was established on August 10, 2001. The Fund began operations on October 26, 2001. The Fund is authorized to offer two classes of shares, the Institutional Class and the Investor Class. The Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest of the Fund. The Fund is diversified. The Fund’s prospectus provides a description of the Fund’s investment objectives, policies and strategies. The Trust has five additional series, the financial statements of which are presented separately.

2.	Significant Accounting Policies

The following is a summary of the significant accounting policies consistently followed by the Fund.

Use of Estimates in the Preparation of Financial Statements – The Fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board. The Fund’s financial statements have been prepared to comply with U.S. generally accepted accounting principles (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amount of net assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation – Except as described below, securities listed on a securities exchange (except the NASDAQ Stock Market (“NASDAQ”)) or Over-the-Counter (“OTC”) for which market quotations are available are valued at the last reported sale price as of the close of trading on each business day, or, if there is no such reported sale, at the last reported bid price for long positions. For securities traded on NASDAQ, the NASDAQ Official Closing Price is used. Securities listed on multiple exchanges or OTC markets are valued on the exchange or OTC market considered by the Fund to be the primary market. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates. Prices for most securities held in the Fund are provided daily by recognized independent pricing agents. If a security price cannot be obtained from an independent pricing agent, the Fund seeks to obtain a bid price from at least one independent broker. Investments in money market funds are valued daily at the net asset value per share.

Securities for which market prices are not “readily available” are valued in accordance with fair value pricing procedures approved by the Fund’s Board of Trustees (the “Board”). The Fund’s fair value pricing procedures are implemented through a Fair Value Committee (the “Committee”) designated by the Board. Some of the more common reasons that may necessitate that a security be valued using fair value pricing procedures include: the security’s trading has been halted or suspended; the security has been delisted from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; or the security’s primary pricing source is not able or willing to provide a price. When the Committee values a security in accordance with the fair value pricing procedures, the Committee

18	Causeway International Value Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(continued)

will determine the value after taking into consideration relevant information reasonably available to the Committee.

The Fund uses a third party vendor to fair value certain non-U.S. securities if there is a movement in the U.S. market that exceeds thresholds established by the Committee. The vendor provides fair values for foreign securities based on factors and methodologies involving, generally, tracking valuation correlations between the U.S. market and each non-U.S. security and such fair values are applied by the administrator if a pre-determined confidence level is reached for the security.

In accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP, the Fund discloses fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The guidance establishes three levels of fair value hierarchy as follows:

•	Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

•

Level 2 — Quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets which are not active, or prices based on inputs that are observable (either directly or indirectly); and

•	Level 3 — Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 which fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy during the reporting period. Changes in the classification between Levels 1 and 2 occur primarily when foreign equity securities are fair valued by the Fund’s third party vendor using other observable market–based inputs in place of closing exchange prices due to events occurring after foreign market closures or when foreign markets are closed.

As of and during the six months ended March 31, 2020, there were no changes to the Fund’s fair value methodologies.

Federal Income Taxes – The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute substantially all of its taxable income. Accordingly, no provision for Federal income taxes has been made in the financial statements.

The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is “more-likely-than-not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the “more-likely-than-not” thresh-

Causeway International Value Fund	19

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(continued)

old are recorded as a tax benefit or expense in the current year. The Fund did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last 3 tax years, as applicable), and on-going analysis of and changes to tax laws, regulations and interpretations thereof.

As of and during the six months ended March 31, 2020, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period, the Fund did not incur any significant interest or penalties.

Security Transactions and Related Income – Security transactions are accounted for on the date the security is purchased or sold (trade date). Dividend income is recognized on the ex-dividend date, and interest income is recognized using the accrual basis of accounting. Costs used in determining realized gains and losses on the sales of investment securities are those of the specific securities sold.

Foreign Currency Translation – The books and records of the Fund are maintained in U.S. dollars on the following basis:

(1) the market value or fair value of investment securities, assets and liabilities is converted at the current rate of exchange; and

(2) purchases and sales of investment securities, income and expenses are converted at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses on investments in equity securities that is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities.

Foreign Currency Exchange Contracts – When the Fund purchases or sells foreign securities, it enters into corresponding foreign currency exchange contracts to settle the securities transactions. Losses from these foreign exchange transactions may arise from changes in the value of the foreign currency between trade date and settlement date or if the counterparties do not perform under the contract’s terms.

Expense/Classes – Expenses that are directly related to one Fund of the Trust are charged directly to that Fund. Other operating expenses of the Trust are prorated to the Fund and the other series of the Trust on the basis of relative daily net assets. Expenses of the Shareholder Service Plan and Agreement for the Investor Class are borne by that class of shares. Income, realized and unrealized gains (losses) and non-class specific expenses are allocated to the respective classes on the basis of relative daily net assets.

Dividends and Distributions – Dividends from net investment income, if any, are declared and paid on an annual basis. Any net realized capital gains on sales of securities are distributed to shareholders at least annually.

Redemption Fee – Until October 1, 2019, the Fund imposed a redemption fee of 2% on the value of capital shares redeemed by shareholders less than 60 days after purchase. The redemption fee also applied to exchanges from the Fund. The redemption fee was paid to the Fund. The officers of the Fund were permitted to waive the redemption fee for shareholders in asset allocation and similar investment programs believed not to be engaged in short-term market timing, including for

20	Causeway International Value Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(continued)

holders of shares purchased by Causeway Capital Management LLC (the “Adviser”) for its clients to rebalance their portfolios. For the six months ended March 31, 2020, the Institutional Class and Investor Class retained $0 and $0 in redemption fees incurred by investors prior to October 1, 2019, respectively. The Fund removed the redemption fee, effective October 1, 2019.

Other – Brokerage commission recapture payments are credited to realized capital gains and are included in net realized gains from security transactions on the Statement of Operations. For the six months ended March 31, 2020, the Fund received commission recapture payments of $51,037.

3.	Investment Advisory, Administration, Shareholder Service and Distribution Agreements

The Trust, on behalf of the Fund, has entered into an Investment Advisory Agreement (the “Advisory Agreement”) with the Adviser. Under the Advisory Agreement, the Adviser is entitled to a monthly fee equal to an annual rate of 0.80% of the Fund’s average daily net assets. The Adviser has contractually agreed through January 31, 2021 to waive its fee and, to the extent necessary, reimburse the Fund to keep total annual fund operating expenses (excluding brokerage fees and commissions, interest, taxes, shareholder service fees, fees and expenses of other funds in which the Fund invests, and extraordinary expenses) from exceeding 1.05% of Institutional Class and Investor Class average daily net assets. No waivers or reimbursements were required for the six months ended March 31, 2020.

The Trust and SEI Investments Global Funds Services (the “Administrator”) have entered into an Administration Agreement. Under the terms of the

Administration Agreement, the Administrator is entitled to an annual fee which is calculated daily and paid monthly based on the aggregate average daily net assets of the Trust subject to a minimum annual fee.

The Trust has adopted a Shareholder Service Plan and Agreement for Investor Class shares that allows the Trust to pay broker-dealers and other financial intermediaries a fee of up to 0.25% per annum of average daily net assets for services provided to Investor Class shareholders. For the six months ended March 31, 2020, the Investor Class paid 0.24% annualized of average daily net assets under this plan. (See Statement of Operations — Shareholder Service Fees — Investor Class, Note 1.)

The Trust and SEI Investments Distribution Co. (the “Distributor”) have entered into a Distribution Agreement. The Distributor receives no fees from the Fund for its distribution services under this agreement.

The officers of the Trust are also officers or employees of the Administrator or Adviser. They receive no fees for serving as officers of the Trust.

As of March 31, 2020, approximately $3,418 (000) million of the Fund’s net assets were held by investors affiliated with the Adviser.

4.	Investment Transactions

The cost of security purchases and the proceeds from the sale of securities, other than short-term investments, during the six months ended March 31, 2020, for the Fund were as follows (000):

Purchases	Sales
$1,517,381	$1,767,444

Causeway International Value Fund	21

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(continued)

5.	Risks of Foreign Investing

Because the Fund invests most of its assets in foreign securities, the Fund is subject to further risks. For example, the value of the Fund’s securities may be affected by social, political and economic developments and U.S. and foreign laws relating to foreign investments. Further, because the Fund invests in securities denominated in foreign currencies, the Fund’s securities may go down in value depending on foreign exchange rates. Other risks include trading, settlement, custodial, and other operational risks; withholding or other taxes; and the less stringent investor protection and disclosure standards of some foreign markets. All of these factors can make foreign securities less liquid, more volatile and harder to value than U.S. securities. These risks are higher for emerging markets investments.

Beginning in January 2020, global financial markets have experienced and may continue to experience significant volatility resulting from the spread of a novel coronavirus known as COVID-19. The outbreak of COVID-19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand and general market uncertainty. The effects of COVID-19 have adversely affected and may continue to adversely affect the global economy, the economies of certain nations and individual issuers, all of which may negatively impact the Fund.

6.	Federal Tax Information

The Fund is classified as a separate taxable entity for Federal income tax purposes. The Fund intends to continue to qualify as a separate “regulated investment company” under Subchapter M of the Internal Revenue Code and make the requisite distributions to shareholders that will be sufficient to relieve it from Federal income tax and Federal excise tax. Therefore, no Federal tax provision is required. To the extent that dividends from net investment income and distributions from net realized capital gains exceed amounts reported in the financial statements, such amounts are reported separately.

The Fund may be subject to taxes imposed by countries in which it invests in issuers existing or operating in such countries. Such taxes are generally based on income earned. The Fund accrues such taxes when the related income is earned. Dividend and interest income is recorded net of non-U.S. taxes paid.

The amounts of distributions from net investment income and net realized capital gains are determined in accordance with Federal income tax regulations, which may differ from those amounts determined under U.S. GAAP. These book/tax differences are either temporary or permanent in nature. The character of distributions made during the year from net investment income or net realized gains, and the timing of distributions made during the year may differ from those during the year that the income or realized gains (losses) were recorded by the Fund. To the extent these differences are permanent, adjustments are made to the appropriate equity accounts in the period that the differences arise.

The tax character of dividends and distributions declared during the fiscal years ended September 30, 2019 and September 30, 2018 were as follows (000):

	Ordinary Income	Long-Term Capital Gain	Total
2019	$187,755	$54,708	$242,463
2018	154,642	—	154,642

22	Causeway International Value Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(continued)

As of September 30, 2019, the components of accumulated losses on a tax basis were as follows (000):

Undistributed Ordinary Income	$225,047
Undistributed Long-Term Capital Gains	77,191
Unrealized Depreciation	(782,440)
Other Temporary Differences	(2)

Total Accumulated Losses	$(480,204)

The Fund is permitted to carry forward capital losses for an unlimited period. Capital losses that are carried forward will retain their character as either short-term or long-term capital losses.

For the fiscal year ended September 30, 2019, the Fund did not use any capital loss carryforwards.

At March 31, 2020, the total cost of investments for Federal income tax purposes and the aggregate gross unrealized appreciation and depreciation on investments for the Fund were as follows (000):

Federal Tax Cost	Appreciated Securities	Depreciated Securities	Net Unrealized Depreciation
$6,353,428	$124,694	$(1,914,800)	$(1,790,106)

7.	Capital Shares Issued and Redeemed (000)

	Six Months Ended March 31, 2020 (Unaudited)		Fiscal Year Ended September 30, 2019
	Shares	Value	Shares	Value
Institutional Class
Shares Sold	64,835	$832,189	132,420	$1,946,232
Shares Issued in Reinvestment of Dividends and Distributions	16,959	264,060	15,411	207,887
Shares Redeemed	(78,633)	(1,102,833)	(217,508)	(3,227,255)

Increase (Decrease) in Shares Outstanding Derived from Institutional Class Transactions	3,161	(6,584)	(69,677)	(1,073,136)

Investor Class
Shares Sold	9,724	111,187	27,440	400,575
Shares Issued in Reinvestment of Dividends and Distributions	1,777	27,480	1,524	20,425
Shares Redeemed	(18,771)	(237,463)	(28,427)	(410,450)

Increase (Decrease) in Shares Outstanding Derived from Investor Class Transactions	(7,270)	(98,796)	537	10,550

Net Decrease in Shares Outstanding from Capital Share Transactions	(4,109)	$(105,380)	(69,140)	$(1,062,586)

8.	Significant Shareholder Concentration

As of March 31, 2020, two of the Fund’s shareholders of record owned 42% of Institutional Class shares. The Fund may be adversely affected when a shareholder purchases or redeems large amounts of shares, which may impact the Fund in the same manner as a high volume of redemption requests. Such large shareholders may include, but are not limited to, institutional

Causeway International Value Fund	23

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(concluded)

investors and asset allocators who make investment decisions on behalf of underlying clients. Significant shareholder purchases and redemptions may adversely impact the Fund’s portfolio management and may cause the Fund to make investment decisions at inopportune times or prices or miss attractive investment opportunities. Such transactions may also increase the Fund’s transaction costs, accelerate the realization of taxable income if sales of securities result in gains, or otherwise cause the Fund to perform differently than intended.

9.	Indemnifications

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of his or her duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

10.	In-Kind Transfers of Securities

During the six months ended March 31, 2020, an investor redeemed shares of beneficial interest from the Fund in exchange for securities. These securities were transferred at their fair value on the date of such transactions.

	Shares Redeemed (000)	Value ($000)	Loss ($000)
1/10/2020	(10,186)	123,051	(5,994)
11.	New Accounting Pronouncement

On August 17, 2018, the Securities and Exchange Commission adopted amendments to Regulation S-X. These changes are effective for periods after November 5, 2018. The amendments for registered investment companies focused on the presentation of distributable earnings, eliminating the need to present the components of distributable earnings on a book basis in the financial statements. The amendments also impacted the presentation of undistributed net investment income and distribution to shareholders on the Statement of Changes in Net Assets. The amounts presented in the current Statement of Changes in Net Assets represent the aggregated total distributions of net investment income and realized capital gains, except for distributions classified as return of capital which are still presented separately.

12.	Subsequent Events

The Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no adjustments were required to the financial statements.

24	Causeway International Value Fund

DISCLOSURE OF FUND EXPENSES (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees, shareholder service fees, and other Fund expenses. It is important for you to understand the impact of these costs on your investment returns.

Ongoing operating expenses are deducted from a mutual fund’s gross income and directly reduce its final investment return. These expenses are expressed as a percentage of a mutual fund’s average net assets; this percentage is known as a mutual fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in the Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (October 1, 2019 to March 31, 2020).

The table on the next page illustrates the Fund’s costs in two ways:

Actual Fund Return. This section helps you to estimate the actual expenses after fee waivers that the Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown under “Expenses Paid During Period.”

Hypothetical 5% Return. This section helps you compare the Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess the Fund’s comparative cost by comparing the hypothetical result for the Fund in the “Expenses Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.

NOTE: Because the return is set at 5% for comparison purposes — NOT the Fund’s actual return — the account values shown may not apply to your specific investment.

Causeway International Value Fund	25

DISCLOSURE OF FUND EXPENSES (Unaudited)

(concluded)

	Beginning Account Value 10/01/19	Ending Account Value 3/31/20	Annualized Expense Ratios	Expenses Paid During Period*
Causeway International Value Fund

Actual Fund Return
Institutional Class	$1,000.00	$757.00	0.88%	$3.87

Hypothetical 5% Return
Institutional Class	$1,000.00	$1,020.60	0.88%	$4.45
Causeway International Value Fund

Actual Fund Return
Investor Class	$1,000.00	$756.50	1.12%	$4.92

Hypothetical 5% Return
Investor Class	$1,000.00	$1,019.40	1.12%	$5.65

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

26	Causeway International Value Fund

LIQUIDITY RISK MANAGEMENT PROGRAM (Unaudited)

In October 2016, the Securities and Exchange Commission (“SEC”) adopted Rule 22e-4, or the “Liquidity Rule,” under the Investment Company Act of 1940. The Liquidity Rule requires a mutual fund to adopt a liquidity risk management program (“Program”). In June 2018, the SEC adopted a requirement that a mutual fund disclose information about the operation and effectiveness of its Program in its reports to shareholders.

The Fund has adopted and implemented a Program pursuant to the Liquidity Rule, effective December 1, 2018. The Program is intended to provide a framework for: (1) assessing and managing the Fund’s liquidity risk (i.e., the risk that the Fund could not meet requests to redeem shares without significantly diluting remaining investors’ interests) based on a variety of factors, including the Fund’s investment strategy and liquidity of its portfolio investments, (2) classifying the liquidity of the Fund’s investments, (3) determining the Fund’s highly liquid investment minimum (“HLIM”), if applicable, (4) complying with the Fund’s illiquid investment limit, and (5) reporting to the Fund’s Board of Trustees. The Board of Trustees designated the Fund’s investment adviser, Causeway Capital Management LLC (the “Program Administrator”), to administer the Program. The Program Administrator established a liquidity risk management group to assist the Program Administrator in administering the Program.

Under the Program, each of the Fund’s portfolio investments is classified into one of four liquidity categories defined by the SEC: highly liquid, moderately liquid, less liquid, and illiquid. Liquidity classifications take into account a variety of market, trading, and investment factors, including the Fund’s reasonably anticipated trade size, and the Program Administrator has engaged a third-party vendor to assist with the classification of portfolio investments.

The Liquidity Rule prohibits mutual funds from acquiring investments that would cause their illiquid investments to exceed 15% of net assets. The Liquidity Rule also requires funds that do not primarily hold assets that are highly liquid investments to determine a minimum percentage of net assets to be invested in highly liquid investments (the HLIM). The Program includes provisions designed to comply with the 15% limit on illiquid investments and for determining and complying with the HLIM requirement, as applicable.

In accordance with the Liquidity Rule, the Program Administrator prepared, and the Fund’s Board of Trustees reviewed, a report regarding the operation and effectiveness of the Program for the period from December 1, 2018 through December 31, 2019. During the period, there were no liquidity events that materially impacted the Fund’s ability to timely meet redemptions without significantly diluting remaining investors’ interests. The report concluded that the Program remains reasonably designed to assess and manage the Fund’s liquidity risk, and that during the period the Program was implemented effectively.

Causeway International Value Fund	27

INVESTMENT ADVISER:

Causeway Capital Management LLC

11111 Santa Monica Boulevard

15th Floor

Los Angeles, CA 90025

DISTRIBUTOR:

SEI Investments Distribution Co.

One Freedom Valley Drive

Oaks, PA 19456

To determine if the Fund is an appropriate investment for you, carefully consider the Fund’s investment objectives, risk factors, charges and expenses before investing. Please read the summary or full prospectus carefully before you invest or send money. To obtain additional information including charges, expenses, investment objectives, or risk factors, or to open an account, call 1.866.947.7000, or visit us online at www.causewayfunds.com.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“Commission”) for the first and third quarters of each fiscal year on Form N-PORT within sixty days after the end of the period. The Fund’s Forms N-PORT are available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-866-947-7000; and (ii) on the Commission’s website at http://www.sec.gov.

Beginning on January 1, 2021, as permitted by regulations adopted by the Commission, we will no longer mail paper copies of the shareholder reports of the Fund, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Fund’s website (www.causewayfunds.com/fund-documents), and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you prefer to receive shareholder reports and other communications electronically, you may update your mailing preferences with your financial intermediary, or call 1-866-947-7000 (for accounts held directly with the Fund).

You may elect to continue to receive paper copies of all future reports free of charge. If you invest through a financial intermediary, you may contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you may inform the Fund that you wish to continue receiving paper copies of your shareholder reports by contacting us at 1-866-947-7000. Your election to receive reports in paper will apply to all funds held with Causeway Capital Management Trust or through your financial intermediary.

CCM-SA-003-1300

Item 2.	Code of Ethics.

Not required for semi-annual report.

Item 3.	Audit Committee Financial Expert.

Not required for semi-annual report.

Item 4.	Principal Accountant Fees and Services.

Not required for semi-annual report.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6.	Schedule of Investments.

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable. Effective for closed-end management investment companies for fiscal years ending on or after December 31, 2005.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the registrant’s procedures by which shareholders may recommend nominees to the registrant’s board of trustees during the period covered by the report.

Item 11.	Controls and Procedures.

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures, as defined in Rule 30a-3(c) under the Act (17 CFR §270.30a-3(c)) as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR §270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR §270.30a-15(b) or §240.15d-15(b)).

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR §270.3a-3(d)) that occurred during the period covered by this report that has materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Items 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Items 13.	Exhibits.

(a)(1) Not required for semi-annual report.

(a)(2) Separate certifications for the principal executive officer and the principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)) are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) also accompany this filing as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Causeway Capital Management Trust

By	/s/ Turner Swan
Turner Swan, President

Date: June 8, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Turner Swan
Turner Swan, President

Date: June 8, 2020

By	/s/ Eric Kleinschmidt
Eric Kleinschmidt, Treasurer

Date: June 8, 2020